UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Amgen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 447-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2026, Amgen Inc. (the “Company”) publicly announced that David M. Reese is retiring from the role of the Company’s Executive Vice President and Chief Technology Officer. To facilitate the further integration of our science, technology and data and build on the strong alignment of our commercial, medical and policy teams, the responsibilities of this role will be redistributed to James E. Bradner, Executive Vice President, Research and Development, Artificial Intelligence and Data, Murdo Gordon, Executive Vice President, Amgen Global Markets and Policy, and Peter H. Griffith, Executive Vice President and Chief Financial Officer, each effective as of June 1, 2026. Dr. Reese will remain employed as an Executive Vice President until his retirement on June 30, 2026.

Departure of Executive Vice President

On June 30, 2026, Dr. Reese will retire from the role of Executive Vice President. At that time, Dr. Reese will be retirement eligible under the Company’s plans and policies and, upon his departure from the Company on June 30, 2026, he will receive the retirement benefits set forth in the Company’s plans and described in the Company’s filings, including the Company’s 2026 Proxy Statement.

Additional Information

A copy of the press release announcing Dr. Reese’s retirement from the role of the Company’s Executive Vice President and Chief Technology Officer is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated April 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date:	April 22, 2026	By:	/s/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: Executive Vice President and General Counsel and Secretary